Exhibit 10.110

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Pfizer Inc. 50 Pequot Avenue New London, CT 06320 Tel. 860 732 4844 Fax 860 732 7029

[Pfizer Logo]	Global Research & Development

George M. Milne, Jr., Ph.D. Senior Vice President, Pfizer Inc. Executive Vice President, PGRD President, Worldwide Strategic & Operations Management

December 11, 2001

Mr. Karl Strohmeier

Vice President, Corporate Development

CyDex, Inc.

12980 Metcalf Avenue

Suite 470

Overland Park, KS 66213

Re:	Addendum to June 4, 1996 Nonexclusive License Agreement

Dear Mr. Strohmeier:

Further to our recent discussions regarding the Nonexclusive License Agreement dated June 4, 1996 (“Agreement”) between Pfizer Inc. (“Pfizer”) and the University of Kansas (“KU”), assigned to CyDex, Inc. (“CyDex”), we agree to amend the Agreement to include animal health products as subject matter as follows:

1. Section 1.2 of the Agreement is hereby deleted and replaced by the following:

“Section 1.2 “Licensed [***] Products” means any [***] Product, the manufacture, use, or sale of which would infringe a Valid Claim within the Patent Rights in the absence of a license.”

2. Section 1.5 of the Agreement is hereby deleted and replaced by the following:

“Section 1.5 “[***] Product” means any pharmaceutical preparation incorporating (a) KUCD and (b) one or more compounds owned or licensed by Pfizer as of the Effective Date of the Option Agreement dated December 3, 1993 between the

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

parties or any new chemical entity discovered or obtained by Pfizer during the term of this Agreement, providing such preparation is intended for [***] use and is not an [***] Product (as defined in the Option Agreement) or a product indicated for [***] use.

3. Section 3.2 of the Agreement is hereby amended to add the following subsections:

“Section 3.2.1 The royalties paid under section 3.2.2 shall be paid on Net Sales of [***] Products intended for [***].”

“Section 32.3 in addition to royalties paid to CyDex pursuant to Section 3.2.2. on Net Sales of [***] Products [***], Pfizer shall pay a royalty of [***] percent ([***]%) of Net Sales of Licensed Non-Antifungal Products approved for [***], made in each calendar year throughout the Territory.”

“Section 3.2.4 One-Time Fee

Pfizer shall pay to Cydex a non-refundable one time fee of [***] dollars ($[***]), which amount shall be due and payable within [***] days of the execution of this Agreement by CyDex.”

“Section 3.2.5 Milestone Payments

Within [***][***] days following the occurrence of each of the milestone events as listed below with respect to each Licensed [***] Product approved for [***], Pfizer shall provide written notice to CyDex of the achievement of such event, and within [***] days of the occurrence of each of the milestone events, pay to CyDex the applicable non-refundable milestone fee listed next to each such event. The milestone payments are as follows:

Milestone	Payment
[***]	[***]
[***]	[***]

4. Section 8 will be deleted and replaced by the following:

“Section 8. Notices

All notices shall be in writing mailed via certified mail, return receipt requested, courier or facsimile transmission addressed as follows, or to such other address as may be designated from time to time:

If to Pfizer:

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Senior Vice President
Pfizer Global Research and Development 50 Pequot Avenue
New London, CT 06320
With copy to: Assistant General Counsel

If to CyDex:	To CyDex at its address as set forth at the beginning of this Agreement. Attention: General Counsel

Notice shall be deemed given as of the date sent.”

All other terms and conditions of the Agreement shall remain the same and in full force and effect.

By signing and returning this Amendment to Dr. Laura Winka at Pfizer Global Research and Development, you agree to its terms and conditions.

Sincerely,

/s/ George M. Milne
George M. Milne Jr., Ph.D.
Executive Vice President, PGRD
President
WW Strategic & Operations Management

Agreed:

CyDex, Inc.

By:	/s/ Karl Strohmeier
Name:	Karl Strohmeier
Date:	December 18, 2001

cc: Assistant General Counsel , PGRD